MACK-CALI REALTY CORPORATION


                            UNDERWRITING AGREEMENT


                                                            May 27, 1998

To the Representatives named in Schedule 1 hereto of the several Underwriters named in Schedule 2 hereto

Ladies and Gentlemen:

            Mack-Cali Realty Corporation, a Maryland corporation qualified as a real estate investment trust (the "Company"), hereby confirms its agreement with the several underwriters named in Schedule 2 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriter, all references herein to the Representatives and the Underwriters shall be deemed to be to the Underwriter.

            The Underwriter intends to deposit the Shares with the trustee of PaineWebber Equity Trust REIT Series I (A Unit Investment Trust) (the "Trust"), a registered unit investment trust under the Investment Company Act of 1940, as amended, for which PaineWebber Incorporated acts as sponsor and depositor, in exchange for units in the Trust.

            1. Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Underwriters certain securities of the Company identified in Schedule 1 hereto (the "Securities").

            2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the several Underwriters that:

                  (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). A registration statement (the file number of which is set forth in Schedule 1 hereto) on such Form with respect to the Securities, including a basic prospectus, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Act, and one or more amendments to such registration statement may also have been so filed. Such registration statement, as so amended, has been declared by the Commission to be effective under the Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. Such registration statement, as amended at the date of this Agreement as specified in Schedule 1 hereto, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. The Company will next file with the Commission either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements and, if required to be filed pursuant to Rules 434(c)(2) and 424(b), an Integrated Prospectus (as hereinafter defined), in either case, containing such information as is required or permitted by Rules 434, 430A, and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, pursuant to Rule 424(b) under the Act a final prospectus supplement to the basic prospectus included in such registration statement, as so amended, describing the Securities and the offering thereof, in such form as has been provided to, or discussed with, and approved by the Representatives as provided in section 4(a) of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was declared effective, including (i) all financial schedules and exhibits thereto,
(ii) all documents incorporated by reference or deemed to be incorporated by reference therein and (iii) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined) or, if required to be filed pursuant to Rules 434(c)(2) and 424(b), in the Integrated Prospectus; the term "Basic Prospectus" means the prospectus included in the Registration Statement; the term "Preliminary Prospectus" means any preliminary form of the Prospectus (as defined herein) specifically relating to the Securities, in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 of the Rules and Regulations; the term "Prospectus Supplement" means any prospectus supplement specifically relating to the Securities, in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act; the term "Prospectus" means: (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements; (B) if the Company does not rely on Rule 434 under the Act, the Preliminary Prospectus; or (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424 under the Act, the Basic Prospectus, including, in each case, the Prospectus Supplement; "Basic Prospectus," "Prospectus," "Preliminary Prospectus" and "Prospectus Supplement" shall include in each case the documents, if any, filed by the Company with the Commission pursuant to the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference therein; the term "Integrated Prospectus" means a prospectus first filed with the Commission pursuant to Rules 434(c)(2) and 424(b) under the Act; and the term "Term Sheet" means any abbreviated term sheet that satisfies the requirements of Rule 434 under the Act. Any reference in this Agreement to an "amendment" or "supplement" to any Preliminary Prospectus, the Prospectus, or any Integrated Prospectus or an "amendment" to any registration statement (including the Registration Statement) shall be deemed to include any document incorporated by reference therein that is filed with the Commission under the Exchange Act after the date of such Preliminary Prospectus, Prospectus, Integrated Prospectus or registration statement, as the case may be. For purposes of the preceding sentence, any reference to the "effective date" of an amendment to a registration statement shall, if such amendment is effected by means of the filing with the Commission under the Exchange Act of a document incorporated by reference in such registration statement, be deemed to refer to the date on which such document was so filed with the Commission; any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

                  (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any Integrated Prospectus or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b), on the date when the Prospectus is otherwise amended or supplemented and on the Closing Date, each of the Prospectus and, if required to be filed pursuant to Rules 434(c)(2) and 424(b) under the Act, the Integrated Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus or any amendment or supplement thereto, the Registration Statement or any amendment thereto, the Prospectus or, if required to be filed pursuant to Rules 434(c)(2) and 424(b) under the Act, the Integrated Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

                  (c) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and is duly qualified to transact business and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole.

                  (d) Each of the subsidiaries of the Company (the "Subsidiaries") has been duly organized and is validly existing as a general or limited partnership or corporation in good standing under the laws of the jurisdiction of its organization, and is duly qualified to transact business and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole. The issued shares of capital stock of each of the Subsidiaries that is a corporation are duly authorized, validly issued, fully paid and nonassessable, and all of the partnership interests in each Subsidiary that is a partnership are validly issued and fully paid. Except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), all of such shares and interests in the Subsidiaries owned by the Company are owned beneficially by the Company or another Subsidiary free and clear of any security interests, mortgages, pledges, grants, liens, encumbrances, equities or claims.

                  (e) There are no outstanding (A) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options, except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

                  (f) The Company and each of the Subsidiaries has full power, corporate or other, to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus); and the Company has full power, corporate or other, to enter into this Agreement and any other agreement pursuant to which the Securities are issued as specified in Schedule 1 to this Agreement (the "Securities Documents") and to carry out all the terms and provisions hereof and thereof to be carried out by it.

                  (g) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus). All of the capital stock of the Company has been duly authorized and the capital stock of the Company outstanding is validly issued, fully paid and nonassessable.

                  (h) The Securities have been duly authorized, and, when such securities are issued and delivered as contemplated by the terms of this Agreement and the applicable Securities Document such securities will be validly issued, fully paid and non-assessable.

                  (i) The execution and delivery of the Securities have been duly authorized by all necessary corporate action, and, at the Closing Date the Securities will have been duly executed and delivered by the Company, and if applicable, assuming due authorization, execution and delivery of the Securities by parties other than the Company, will be the legal, valid, binding and enforceable obligations of the Company, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors' rights generally and to the application of equitable principles in any proceeding, whether at law or in equity.

                  (j) The securities of the Company issuable in exchange for or upon conversion of the Securities as specified in Schedule 1 to this Agreement (the "Underlying Securities") have been duly authorized and reserved, and, when such securities are issued and delivered as contemplated by the terms of the applicable Securities Document, such securities will be validly issued, fully paid and non-assessable.

                  (g) The execution and delivery of the Securities Documents has been duly authorized by all necessary corporate action of the Company, and, at the Closing Date such agreements will have been duly executed and delivered by the Company, and assuming due authorization, execution and delivery of the Securities Documents by parties other than the Company as specified in the applicable Securities Documents, and, if required, such Securities

Documents have been filed with the Secretary of State of the State of Maryland or any other applicable jurisdiction, and such agreements will constitute valid and binding instruments of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors' rights generally and to the application of equitable principles in any proceeding, whether at law or in equity.

                  (k) No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities or Underlying Securities, and no holder of securities of the Company or any Subsidiary has any right which has not been waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

                  (l) The Securities and Underlying Securities conform to their description contained in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

                  (m) The combined financial statements and schedules of the Company and the Cali Group (as defined in the Registration Statement) and the consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in or incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) fairly present the combined financial position of the Company and the Cali Group and fairly present the consolidated financial position of the Company and its consolidated subsidiaries, as the case may be, and the results of operations and changes in financial condition as of the dates and periods therein specified. Such combined and consolidated financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein).

                  (n) The selected financial data set forth under the caption "Selected Financial Data" in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus and any Integrated Prospectus (or such Preliminary Prospectus) and such Annual Report, the information included therein. The pro forma financial statements and other pro forma financial information included in or incorporated therein in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) present fairly and comply in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X of the

Commission and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements and the assumptions used in the preparation thereof are, in the opinion of the Company, reasonable.

                  (o) Price Waterhouse LLP, which has certified certain financial statements of the Company and its consolidated subsidiaries and of the Cali Group and delivered its reports with respect to the audited consolidated financial statements and schedules, and any other accounting firm that has certified financial statements and delivered its reports with respect thereto, included or incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act, the Exchange Act and the respective rules and regulations thereunder.

                  (p) The execution and delivery of this Agreement has been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company enforceable against the Company in accordance with the terms hereof, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors' rights generally and to the application of equitable principles in any proceeding, whether at law or in equity and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

                  (q) No legal or governmental proceedings are pending to which the Company or any of the Subsidiaries or to which the property of the Company or any of the Subsidiaries is subject, that are required to be described in the Registration Statement, the Prospectus or any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) and are not described therein, and no such proceedings have been threatened against the Company or any of the Subsidiaries; and no contract or other document is required to be described in the Registration Statement, the Prospectus or any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

                  (r) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement and the Securities Documents, the compliance by the Company with the other provisions of this Agreement, the Securities and the Securities Documents and the consummation of the other transactions herein and therein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Company or any of the Subsidiaries pursuant to any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any other of their respective properties are bound, or the Articles of Incorporation, By-laws or other organizational documents, as the case may be, of the Company or any of the Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of the Subsidiaries or any of their properties.

                  (s) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (t) Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), (1) neither the Company nor any of the Subsidiaries has incurred any material liability or obligation, direct or contingent, or entered into any material transaction, which is not in the ordinary course of business; (2) except for regular quarterly distribution payments, the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company or the Subsidiaries; and
(4) there has been no material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

                  (u) The Company or the Subsidiaries have good and indefeasible title in fee simple to all of the Properties (as defined in the Prospectus) and marketable title to all other property owned by each of them, in each case free and clear of any security interest, lien, mortgage, pledge, encumbrance, equity, claim and other defect, except liens which do not materially and adversely affect the value of such property and will not interfere with the use made or proposed to be made of such property by the Company or such Subsidiary, and any and all real property and buildings held under lease by the Company or any such Subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary, in each case except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

                  (v) No labor dispute with the employees of the Company or any of the Subsidiaries exists or is threatened or imminent that could result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

                  (w) The Company and the Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, trademarks, service marks, trade names, licenses, copyrights and proprietary and other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of any third party with respect to the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

                  (x) The Company and each of the Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they will be engaged; neither the Company nor any of the Subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of the Subsidiaries has any reason to believe that any of them will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have material adverse effect on the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

                  (y) None of the Subsidiaries is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock or other equity interest, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any of the other Subsidiaries, except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

                  (z) The Company and each of the Subsidiaries has complied with all laws, regulations and orders applicable to it or its respective business and properties except where the failure to so comply would not result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole; the Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, municipal or foreign regulatory authorities necessary to conduct their respective businesses except where the failure to possess the same would not result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole; and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

                  (aa) The Company will conduct its operations in a manner that will not subject it to registration as an investment company under the Investment Company Act of 1940, as amended, and the transactions contemplated by this Agreement will not cause the Company to become an investment company subject to registration under such Act.

                  (ab) The Company and each of the Subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

                  (ac) The Company is organized in conformity with the requirements for qualification as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and the present and contemplated method of operation of the Company and the Subsidiaries does and will enable the Company to meet the requirements for taxation as a REIT under the Code.

                  (ad) Neither the Company nor any of the Subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health and the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each of the Subsidiaries is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

                  (ae) Except for the shares of capital stock of each of the Subsidiaries owned by the Company or another Subsidiary, neither the Company nor any of the Subsidiaries owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

                  (af) The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (ag) Neither the Company nor any of the Subsidiaries is in violation of any term or provision of its Articles of Incorporation, By-laws, partnership agreements or other organizational documents, as the case may be; no default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default, and the consummation of the transactions by this Agreement and under the Securities Documents will not result in any default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company, the Subsidiaries or the Properties or any of their respective other properties is bound or may be affected except such as would not result in any material adverse effect in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole.

                  (ah) If required as set forth in Schedule 1 hereto, the Securities and any Underlying Securities have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

                  (ai) (A) Neither the Company nor any Subsidiary knows of any violation of any municipal, state or federal law, rule or regulation (including those pertaining to environmental matters) concerning the Properties or any part thereof which would have a material adverse effect in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole; (B) each of the Properties complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects and, if and to the extent there is a failure to comply, such failure does not materially impair the value of any of the Properties and will not result in a forfeiture or reversion of title; (C) neither the Company nor any Subsidiary has received from any governmental authority any written notice of any condemnation of or zoning change affecting the Properties or any part thereof, and neither the Company nor any Subsidiary knows of any such condemnation or zoning change which is threatened and which if consummated would have a material adverse effect in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole; (D) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets (including the Properties) of the Company or any of the Subsidiaries that are required to be described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) are disclosed therein; (E) no lessee of any portion of any of the Properties is in default under any of the leases governing such properties and there is no event which, but for the passage of time or the giving of notice or both would constitute a default under any of such leases, except such defaults that would not have a material adverse effect in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole; and (F) no tenant under any lease pursuant to which the Company or any of the Subsidiaries leases the Properties has an option or right of first refusal to purchase the premises leased thereunder or the building of which such premises are a part, except as such options or rights of first refusal which, if exercised, would not have a material adverse effect in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, and except as provided by law.

                  (aj) Except as otherwise disclosed in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) or in the Phase I Environmental Audits prepared by Environmental Waste Management Associates, Inc. previously delivered to the Representatives (the "Audits"), (i) neither the Company, any of the Subsidiaries nor, to the best knowledge of the Company, any other owners of the property at any time or any other party has at any time, handled, stored, treated, transported, manufactured, spilled, leaked, or discharged, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Properties, other than by any such action taken in compliance with all applicable Environmental Statutes or by the Company, any of the Subsidiaries or any other party in connection with the ordinary use of residential, retail or commercial properties owned by the Company; (ii) the Company does not intend to use the Properties or any subsequently acquired properties for the purpose of handling, storing, treating, transporting, manufacturing, spilling, leaking, discharging, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials other than by any such action taken in compliance with all applicable Environmental Statues or by the Company, any of the Subsidiaries or any other party in connection with the ordinary use of residential, retail or commercial properties owned by the Company; (iii) neither the Company nor any of the Subsidiaries knows of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters on or adjacent to the Properties or any other real property owned or occupied by any such party, or onto lands from which Hazardous Materials might seep, flow or drain into such waters; (iv) neither the Company nor any of the Subsidiaries has received any notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any federal, state or local environmental statute or regulation or under common law, pertaining to Hazardous Materials on or originating from any of the Properties or any assets described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) or any other real property owned or occupied by any such party or arising out of the conduct of any such party, including without limitation a claim under or pursuant to any Environmental Statute (hereinafter defined); (v) neither the Properties nor any other land owned by the Company or any of the Subsidiaries is included or, to the best of the Company's knowledge, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as hereinafter defined) by the United States Environmental Protection Agency (the "EPA") or, to the best of the Company's knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Statute or issued by any other Governmental Authority (as hereinafter defined).

                  As used herein, "Hazardous Material" shall include, without limitation any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, or related materials, asbestos or any hazardous material as defined by any federal, state or local environmental law, ordinance, rule or regulation including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. ss.ss. 9601-9675 ("CERCLA"), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. ss.ss. 1801-1819, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss.ss. 6901-6992K, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. ss.ss. 11001-11050, the Toxic Substances Control Act, 15 U.S.C. ss.ss. 2601-2671, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. ss.ss. 136-136y, the Clean Air Act, 42 U.S.C. ss.ss. 7401-7642, the Clean Water Act (Federal Water Pollution Control
Act), 33 U.S.C. ss.ss. 1251-1387, the Safe Drinking Water Act, 42 U.S.C. ss.ss. 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. ss.ss. 651-678, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to each of the foregoing (individually, an "Environmental Statute") or by any federal, state or local governmental authority having or claiming jurisdiction over the properties and assets described in the Prospectus (a "Governmental Authority").

                  (ak) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                  (al) The Company has not distributed and, prior to the later of (i) the Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

            3. Purchase, Sale and Delivery of the Securities.

                  (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at the purchase price specified in Schedule 1 hereto, the number of Securities set forth opposite the name of such Underwriter in
Schedule 2 hereto. One or more certificates in definitive form for the Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Company to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor to the Company in such funds as are specified in Schedule 1 hereto. Such delivery of and payment for the Securities shall be made at the date, time and place identified in Schedule 1 hereto, or at such other date, time or place as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 8 hereof, such date and time of delivery against payment being herein referred to as the "Closing Date". The Company will make such certificate or certificates for the Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar or warrant agent or of Prudential Securities Incorporated at least 24 hours prior to the Closing Date.

            4. Covenants of the Company. The Company covenants and agrees with each of the Underwriters that:

                  (a) The Company will file the Prospectus or any Term Sheet that constitutes a part thereof, any Integrated Prospectus or the Prospectus Supplement, as the case may be, and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the Exchange Act and the respective rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus and any Integrated Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the Prospectus, Term Sheet, any Integrated Prospectus or any amendment or supplement thereto or any amendment to the Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendment to the Registration Statement or amendment or supplement to the Prospectus and any Integrated Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when any amendment to the Registration Statement has been filed or declared effective or the Prospectus, any Integrated Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

                  (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto or any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                  (c) If required by applicable law, the Company will arrange for the qualification of the Securities and any Underlying Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities and any Underlying Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

                  (d) If at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus or any Integrated Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus or any Integrated Prospectus to comply with the Act or Exchange Act or the respective rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 4(a) of this Agreement, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus and any Integrated Prospectus that corrects such statement or omission or effects such compliance.

                  (e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters, a conformed copy of the registration statement originally filed with respect to the Securities and any amendment thereto (in each case including exhibits thereto), (ii) to each other Underwriter, a conformed copy of such registration statement and any amendment thereto relating to the Securities (in each case without exhibits thereto) and
(iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 p.m., New York city time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 AM, New York City time, on such date or (B) 12:00 Noon, New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 AM, New York city time, on such date, will deliver to the Representatives, without charge, as many copies of the Prospectus or any Integrated Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Closing Date.

                  (f) The Company, as soon as practicable, will make generally available to its securityholders and to the Representatives a consolidated earning statement of the Company and its subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                  (g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus and any Integrated Prospectus.

                  (h) [Intentionally omitted].

                  (i) If required as set forth in Schedule 1 hereto, the Company will obtain the agreements described in Section 6(g) hereof prior to the Closing Date.

                  (j) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (k) If at any time during the 25-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus or any Integrated Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                  (l) If required as set forth in Schedule 1 hereto, the Company will cause the Securities and any Underlying Securities to be duly authorized for listing by the New York Stock Exchange.

                  (m) The Company will continue to use its best efforts to meet the requirements to qualify as a REIT under the Code.

            5. Expenses. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 10 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus and any amendment or supplement thereto, this Agreement, the Securities Documents and any blue sky memoranda,
(ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of counsel, accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including the fees and expenses of the transfer agent, exchange agent or registrar, (v) the qualification, if any, of the Securities and any Underlying Securities under state securities and blue sky laws and real estate syndication laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto and relating to the preparation of a blue sky memoranda, (vi) the filing fees of the Commission relating to the Securities, (vii) any listing of the Securities and Underlying Securities on the New York Stock Exchange, (viii) any meetings with prospective investors in the Securities arranged by the Company (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (ix) advertising relating to the offering of the Securities requested by the Company (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 of this Agreement is not satisfied, because this Agreement is terminated pursuant to Section 10 of this Agreement or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by and of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

            6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date of this Agreement as specified in Schedule 1 hereto and as of the Closing Date, as if made on and as of the Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

                  (a) The Prospectus, any Integrated Prospectus or the Prospectus Supplement, as the case may be, and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement, the Prospectus or any Integrated Prospectus or otherwise).

                  (b) The Representatives shall have received an opinion, dated the Closing Date, from Pryor Cashman Sherman & Flynn LLP counsel for the Company, to the effect that:

                        (i) the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and is duly qualified to transact business and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and the Subsidiaries, taken as a whole. Each of the Subsidiaries has been duly organized and is validly existing as a general or limited partnership or corporation in good standing under the laws of the jurisdiction of its organization, and is duly qualified to transact business and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and the Subsidiaries, taken as a whole;

                        (ii) the Company and each of the Subsidiaries have full power, corporate or other, to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement, the Prospectus and any Integrated Prospectus and each of the Company and the Subsidiaries have full power, corporate or other, to enter into this Agreement and the Securities Documents and to carry out all the terms and provisions hereof and thereof to be carried out by it;

                        (iii) the issued shares of capital stock of each of the Subsidiaries that is a corporation are duly authorized, validly issued, fully paid and nonassessable, and all of the partnership interests in each Subsidiary that is a partnership are validly issued and fully paid. Except as described in the Registration Statement, the Prospectus and any Integrated Prospectus, all of such shares and interests owned by the Company or another Subsidiary are owned beneficially by the Company or such Subsidiary free and clear of any security interest, mortgage, pledge, lien, encumbrance, equity or claim;

                        (iv) As of May 15, 1998, the Company had an authorized capitalization consisting of (A) 5,000,000 preferred shares of beneficial interest, of which 0 shares were issued and outstanding, and (B) 190,000,000 Common Shares, of which 56,981,742 shares were issued and outstanding (excluding 18,173,403 Common Shares reserved for issuance (x) upon the exercise of outstanding options and (y) upon the conversion of 13,433,572 outstanding units in the Operating Partnership. All of the capital stock of the Company has been duly authorized and the capital stock of the Company outstanding is validly issued, fully paid and nonassessable;

                        (v) the Securities have been duly authorized, and when executed and delivered against payment therefor in accordance with the Underwriting Agreement, will be validly issued, fully paid and non-assessable, and the execution and delivery of the

      Securities (other than any Contract Securities) have been duly authorized by all necessary corporate action, and the Securities have been duly executed and delivered by the Company, and assuming due authorization, execution and delivery of the Securities by parties other than the Company, are, and any Contract Securities, when executed and delivered in the manner provided in the Securities Documents, will be, the legal, valid, binding and enforceable obligations of the Company, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors' rights generally and to the application of equitable principles in any proceeding, whether at law or in equity;

                        (vi) the Underlying Securities have been duly authorized and reserved, and, when such securities are issued and delivered as contemplated by the terms of the applicable Securities Document such securities will be validly issued, fully paid and non-assessable;

                        (vii) the execution and delivery of the Securities Documents has been duly authorized by all necessary corporate action of the Company, and have been duly executed and delivered by the Company, and assuming due authorization, execution and delivery of the Securities Documents by parties other than the Company as specified in the applicable Securities Documents, such agreements are valid and binding instruments of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors' rights generally and to the application of equitable principles in any proceeding, whether at law or in equity;

                        (viii) no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities or Underlying Securities, and no holder of securities of the Company or any Subsidiary has any right which has not been waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement;

                        (ix) the statements set forth under the heading "Description of Common Stock", "Description of Preferred Stock" and "Description of Warrants" in the Prospectus and any Integrated Prospectus insofar as such statements purport to summarize certain provisions of the Securities of the Company, provide a fair summary of such provisions; and the statements set forth under the headings "Restrictions on Ownership of Offered Securities" and "Certain United States Federal Income Tax Considerations to the Company of its REIT Election" in the Prospectus and "Risk Factors", "Certain United

      States Federal Income Tax Considerations to Holders of Common Stock" and "Underwriting", in the Prospectus Supplement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings;

                        (x) the execution and delivery of this Agreement has been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company, and are the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors' rights generally and to the application of equitable principles in any proceeding, whether at law or in equity and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy;

                        (xi) (A) no legal or governmental proceedings are pending to which the Company, any of the Subsidiaries, or any of their respective directors or officers in their capacity as such, is a party or to which the Properties or any other property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to the Properties or any of their respective other properties and (B) no contract or other document is required to be described in the Registration Statement, the Prospectus or any Integrated Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

                        (xii) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement, any Securities Documents and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws (as to which such counsel need not opine) or
      (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Properties or any other properties or assets of the Company or any of the Subsidiaries pursuant to any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the

      Company or any of its Subsidiaries or the Properties or any other of their respective properties are bound, or the Articles of Incorporation, By-laws or other organizational documents, as the case may be, of the Company or any of the Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or (to the best knowledge of such counsel) any arbitrator applicable to the Company or any of the Subsidiaries or any of the Properties;

                        (xiii) none of the Subsidiaries is currently contractually prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock or other equity interests, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any of the other Subsidiaries, except as described in the Prospectus and any Integrated Prospectus;

                        (xiv) to the best knowledge of such counsel, the Company and the Subsidiaries possess all certificates, authorizations, licenses and permits issued by the appropriate federal, state, municipal or foreign regulatory authorities necessary to conduct their respective businesses except for such certificates, authorizations, licenses and permits the failure of which to possess would not be expected to result in a material adverse change in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, license or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, except as described in the Prospectus and any Integrated Prospectus;

                        (xv) the Company is not subject to registration as an investment company under the Investment Company Act of 1940, as amended, and the transactions contemplated by this Agreement will not cause the Company to become an investment company subject to registration under such Act;

                        (xvi) neither the Company nor any of the Subsidiaries is in violation of any term or provision of its articles of incorporation, bylaws, partnership agreements or other organizational documents, as the case may be; no default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default, and the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement and the Securities Documents the compliance by the Company with the other provisions of this Agreement, the Securities and the Securities Documents and the consummation of the other transactions herein and therein contemplated will not result in any default, in the due performance and observance of any term, covenant or condition of any indenture, mortgage or deed of trust, or any material lease or other agreement or instrument known to such counsel after due inquiry to which the Company or any of the Subsidiaries is a party or by which the Company, any of the Subsidiaries, any of the Properties or any of their respective other properties is bound or may be affected except such as would not result in any material adverse effect in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole;

                        (xvii) as set forth in Schedule 1 hereto, the Securities and any Underlying Securities have been approved for listing on the New York Stock Exchange, subject to official notice of issuance;

                        (xviii) the Registration Statement is effective under the Act; the Prospectus or any Term Sheet that constitutes a part thereof and any Integrated Prospectus or the Prospectus Supplement, as the case may be, has been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b); and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus, any Integrated Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or, to the best knowledge of such counsel, threatened by the Commission; and

                        (xix) the Registration Statement originally filed with respect to the Securities and each amendment thereto, the Prospectus and any Integrated Prospectus (in each case, including the documents incorporated by reference therein but not including the financial statements and other financial and statistical data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules and regulations of the Commission thereunder.

            Such counsel shall also state that they have no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any Integrated Prospectus, as of the date of the Prospectus Supplement or any required Integrated Prospectus and the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than the States of New York, New Jersey and Delaware or the United States, to the extent satisfactory in form and scope to counsel for the Underwriters, upon the opinion of local counsel. The foregoing opinion shall also state that the Underwriters are justified in relying upon such opinion of local counsel, and copies of such opinion shall be delivered to the Representatives and counsel for the Underwriters.

            References to the Registration Statement, the Prospectus and any Integrated Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

                  (c) The Representatives shall have received an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus, and any Integrated Prospectus and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (d) The Representatives shall have received from Price Waterhouse LLP and each other accounting firm that has certified financial statements, and delivered its report with respect thereto, included or incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus, a letter or letters dated, respectively, the date of this Agreement as specified in Schedule 1 hereto and the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                        (i) they are independent accountants with respect to the Company and its subsidiaries within the meaning of the Act, the Exchange Act and the applicable published rules and regulations thereunder;

                        (ii) in their opinion, the financial statements audited by them and incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder;

                        (iii) a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Company and each of its consolidated subsidiaries, and inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                        (A) (i) any unaudited consolidated condensed financial
                  statements of the Company and its consolidated subsidiaries included in the Registration Statement, the Prospectus and any Integrated Prospectus do not comply as to form in all material respects with the applicable accounting require ments of the Act, the Exchange Act and the related published rules and regulations thereunder, or (ii) any material modification should be made to the unaudited consolidated condensed financial statements for them to be in conformity with generally accepted accounting principles;

                        (B) at a specific date not more than five business days
                  prior to the date of such letter, there were any changes in the common stock or increase in mortgages and loans payable of the Company and its consolidated subsidiaries, in each case compared with amounts shown on the most recent consolidated balance sheet included in the Registration Statement, the Prospectus and any Integrated Prospectus, except for such changes set forth in such letter;

                        (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated subsidiaries and are included in the Registration Statement, the Prospectus and any Integrated Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in the Company's most recent Annual Report on Form 10-K under the captions "Business" (Item 1), "Selected Financial Data" (Item 6) and "Management's Discussion and Analysis of Financial Condition and Results of Operations" (Item 7) and the information included or incorporated in the Company's Quarterly Reports on Form 10-Q under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations,"and have compared such amounts, percentages and financial information with such records and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation; and

                        (v) on the basis of a reading of any unaudited pro forma consolidated condensed financial statements included in the Registration Statement, the Prospectus and any Integrated Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (v), inquiries of certain officials of the Company, its consolidated subsidiaries and any acquired company who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma consolidated condensed financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma consolidated condensed financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

            In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement.

            References to the Registration Statement, the Prospectus and any Integrated Prospectus in this paragraph (d) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

                  (e) The Representatives shall have received a certificate, dated the Closing Date, of the chief executive officer and the chief financial or accounting officer of the Company to the effect that:

                        (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Closing Date; the Registration Statement, as amended as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus or any Integrated Prospectus, as amended or supplemented as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date;

                        (ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

                        (iii) subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and any Integrated Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or any of its subsidiaries, except in each case as described in or contemplated by the Prospectus or any Integrated Prospectus (exclusive of any amendment or supplement thereto).

                  (f) On or before the Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

                  (g) [Intentionally omitted].

                  (h) If applicable, prior to the commencement of the offering of the Securities, the Securities and any Underlying Securities shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

                  (i) No stop order suspending the effectiveness of the PaineWebber Equity Trust REIT Series I Unit Investment Trust registration statement (the file number of which is set forth in Schedule 1 hereto) (the "UIT Registration Statement") or any post-effective amendment thereto and no order directed at any document incorporated by reference in the UIT Registration Statement shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Representatives, shall be contemplated by the Commission.

            All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

            7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold the Underwriter harmless, its directors, officers, employees and agents and each person, if any, who controls it within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred to which the Underwriter, or any such person, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it, in the light of the circumstances under which they were made, not misleading or (iii) any act or failure to act or any alleged act or failure to act by the Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Underwriter through their gross negligence or willful misconduct); provided that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Underwriter furnished in writing to the Company by the Underwriter expressly for inclusion in the Registration Statement or the Prospectus. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

                  (b) The Underwriter will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signed the Registration Statement to the same extent as the foregoing indemnity from the Company to the Underwriter, but only insofar as losses, claims, liabilities, expenses or damages (or actions in respect thereof) arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Underwriter furnished in writing to the Company by the Underwriter expressly for use in the Registration Statement or the Prospectus. This indemnity will be in addition to any liability that the Underwriter might otherwise have; provided, however, that in no case shall the Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions received by the Underwriter.

                  (c) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party,
(iii) a conflict or potential conflict exists (based on advice of counsel of the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate counsel (in addition to local counsel) at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld); provided, however, no indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 7 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding. Notwithstanding any other provision of this Section 7(c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Underwriter, the Company and the Underwriter will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contributions received by the Company from person other than the Underwriter, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration

Statement and directors of the Company, who also may be liable for contribution) to which the Company and the Underwriter may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus Supplement. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriter, on the other, with respect to the statement or omissions which resulted in such loss, claims, liability, expense or damage, or action or respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purpose of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), the Underwriter shall not be required to contribute any amount in excess of the underwriting discounts and commissions received by the Underwriter and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(d), any person who controls a party to this Underwriting Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 7(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7(d). Except for a settlement entered into pursuant to the last sentence of

Section 7(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                  (e) The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company contained in this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriter, (ii) acceptance of the Shares and payment therefor or (iii) any termination of this Underwriting Agreement.

            8. [Intentionally omitted].

            9. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 7 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 5 and 7 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

            10. Termination. (a) This Agreement may be terminated with respect to the Securities in the sole discretion of the Representatives by notice to the Company given prior to the Closing Date in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date

                        (i) the Company or any of the Subsidiaries shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company, which includes the termination of the employment of Thomas A. Rizk), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

                        (ii) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder;

                        (iii) any condition of the Underwriter's obligations specified in "Conditions of the Underwriters' Obligations" hereof is not fulfilled when due;

                        (iv) trading in the Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or minimum or maximum prices for the Common Stock shall have been established on such exchange;

                        (v) there shall have been any downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating);

                        (vi) a banking moratorium shall have been declared by New York or United States authorities; or

                        (vii) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power,
      (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to (x) commence or continue with the offering of the units of the Trust to the Public, or (y) enforce contracts for the sale of the Units of the Trust.

                  (b) Termination of this Agreement pursuant to this Section 10 shall be without liability of any party to any other party except as provided in
Section 9 hereof. If the Underwriter elects to terminate this Agreement as provided in this Section, the Company shall be notified promptly by the Underwriter by telephone, telex or telecopy and confirmed by letter.

            11. Information Supplied by Underwriters. The statements set forth in the last paragraph on the front cover page of the Prospectus Supplement and under the heading

"Underwriting" in the Prospectus Supplement (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(b) and 7(b) hereof. The Underwriters confirm that such statements (to such extent) are correct.

            12. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to PaineWebber Incorporated at 1285 Avenue of the Americas, New York, New York 10019, Attention: Corporate Finance Department; and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 11 Commerce Drive, Cranford, New Jersey, 07016, Attention: Thomas A. Rizk.

            13. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 7 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 7 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement as amended at the date of this Agreement as specified in Schedule 1 hereto and any person or persons who control the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

            14. Applicable Law. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

            15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters.

                               Very truly yours,

                               MACK-CALI REALTY CORPORATION


                               By:    /s/ Roger W. Thomas
                                      ------------------------------------------
                               Name:  Roger W. Thomas
                               Title: Executive Vice President & General Counsel

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

PAINEWEBBER INCORPORATED


By:  /s/ David Jarvis
     --------------------------
     Authorized Signatory

                                   SCHEDULE 1


                  DESCRIPTION OF SECURITIES; TERMS OF OFFERING


1.    Registration Statement:

      File No. 333-19101

2.    Date of Underwriting Agreement:

      May 27, 1998

3.    Underwriters:

      PaineWebber Incorporated

4.    Title of Securities:

      Common Stock, par value $.01 per share

5.    Aggregate Number of Securities:

      Common Stock, par value $.01 per share: 984,615 shares

6.    Price to Public:

      Common Stock, par value $.01 per share:  $ 36.5625 per share

7.    Purchase Price by Underwriters:

      Common Stock, par value $.01 per share:  $ 34.7344 per share

8.    Specified Funds for Payment of Purchase Price:

      Wire Transfer of Same Day Funds

9.    Terms of Securities:

      Preferred Stock:  N/A

      Warrants:  N/A

      Other Provisions:  N/A

10.   Lock-up Requirements:

      None

11.   Delivery of Securities:

      PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York on or about May 29, 1998

12.   Pre-Closing Location:

      Pryor Cashman Sherman & Flynn LLP, 410 Park Avenue, New York, New York on May 28, 1998

13.   Closing Location:

      Pryor Cashman Sherman & Flynn LLP, 410 Park Avenue, New York, New York on May 29, 1998

15.   Stock Exchange Listing:

      The Securities shall be approved for listing on the New York Stock Exchange, subject to official notice of issuance, at or prior to the date hereof.

16.   UIT Registration Statement:

      File No. 333-38255

17.   Miscellaneous:

            The Company is advised by you that the Underwriter proposes to deposit the Shares with the trustee of the Trust, a registered unit investment trust under the Investment Company Act of 1940, as amended, for which PaineWebber Incorporated acts as sponsor and depositor, in exchange for units in the Trust as soon after the execution and delivery hereof as in the judgement of the Underwriter is advisable (and, if necessary, any post-effective amendment to the Registration Statement).

                                   SCHEDULE 2


                                  UNDERWRITERS


                                                         Number of
                                                          Shares to
Underwriter                                             be Purchased
-----------                                             ------------

PaineWebber Incorporated
                                                          984,615
                                                          -------
Total                                                     984,615
                                                          =======


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